Exhibit 99.1

DATE: August 29, 2016

MEDIA CONTACT:	INVESTOR CONTACTS:
Lance Latham (918) 573-9675	John Porter (918) 573-0797	Brett Krieg (918) 573-4614

WILLIAMS APPOINTS THREE NEW INDEPENDENT DIRECTORS

Stephen Bergstrom, Scott Sheffield and William Spence

Further Strengthen and Diversify Williams Board

New, Independent Directors Bring Significant Public Company Leadership Experience and Deep Energy Industry Knowledge

Appointments Result in Board Comprising Ten Directors, Nine of Whom Are Independent

TULSA, Okla. – The Williams Companies, Inc. (NYSE: WMB) (“Williams” or the “Company”) today announced that its Board of Directors has appointed three new independent directors to the Board, effectively immediately: Stephen W. Bergstrom, Scott D. Sheffield and William H. Spence. The three new directors will stand for election at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Wednesday, November 23, 2016.

Mr. Bergstrom, Mr. Sheffield and Mr. Spence were identified through the Board’s previously announced search process, which it conducted with the assistance of nationally recognized search firm Spencer Stuart. With these appointments, the Williams Board comprises ten directors, nine of whom are independent.

Mr. Bergstrom is a skilled and extremely knowledgeable industry leader, having led growth initiatives and successfully managed through industry downturns over his long and distinguished career. He has strong operational skills and a keen strategic understanding of the energy industry. During his tenure as president and chief executive officer of American Midstream Partners, Mr. Bergstrom established a strong platform and led the company through a period of substantial growth while increasing geographic and operational diversity and enhancing fee-based cash flow.

Mr. Sheffield is chairman and chief executive officer of Pioneer Natural Resources, a premier independent oil shale resource company in the United States. He is recognized for making well-timed strategic decisions, his focus on financial discipline and building Pioneer’s strong corporate culture. Under his leadership, Pioneer has grown from a $32 million company in 1985 to a more than $30 billion company today. Notably, Pioneer has been the top performing E&P stock in the S&P 500 since 2009. Additionally, Mr. Sheffield led an industry-wide effort to bring an end last year to the four-decade domestic oil export ban. Mr. Sheffield will retire as chairman and chief executive officer on December 31, 2016, and become executive chairman of Pioneer’s board.

Mr. Spence has led PPL Corporation through a period of significant growth and capital expansion. PPL Corporation is one of the largest companies in the U.S. utility sector; the PPL family of companies delivers electricity and natural gas to approximately 10 million customers in the United States and the United Kingdom. PPL’s U.S. utilities ranked No. 1 in residential customer satisfaction in their regional markets in 2016. Meanwhile, PPL’s U.K. utilities have consistently ranked as the number one performers for customer service among their peers. As chief executive officer, Mr. Spence has developed expertise in corporate finance, mergers and acquisitions, stockholder relations, industry and regulatory matters and corporate strategy. He is especially well respected for his ability to develop comprehensive strategies and lead the successful implementation of those strategies.

“We are pleased to welcome three new, independent directors to the Williams Board,” said Dr. Kathleen Cooper, Chairman of the Board of Directors of Williams. “Steve, Scott and Bill bring deep expertise, business acumen and longstanding energy industry experience. All three of our new directors are well-known for their outstanding records of performance serving as board members and chief executive officers of publicly traded energy companies, and we are looking forward to benefiting from their fresh perspectives and deep industry insights.”

Ms. Cooper concluded. “Everyone across the Williams organization is energized and focused on maintaining superior customer service and ensuring a safe working environment. The Williams Board of Directors is strong, diverse and independent, and we are committed to taking decisive action to enhance stockholder value and position Williams for the future.”

In a joint statement, Mr. Bergstrom, Mr. Sheffield and Mr. Spence stated, “The Williams Board is committed to strong corporate governance and acting in the best interests of stockholders. As new, independent Board members, we are excited about joining the Williams Board at such an important time for the Company and the industry. We look forward to bringing our diversity of perspectives and experiences, as well as additional strong independent voices, to help set the Company’s strategy, oversee management, and advance the Company’s efforts to enhance value for Williams’ stockholders. We welcome the opportunity to work with the Williams Board to continue strengthening its corporate governance and taking actions that will position the Company for further success.”

Stephen Bergstrom

Mr. Bergstrom is a director on the board of American Midstream Partners. He served as president and chief executive officer of the general partner of American Midstream and as executive chairman of the board of directors of the general partner from May 2013 to December 2015. Mr. Bergstrom acted as an exclusive consultant to ArcLight from October 2003 to December 2015, assisting ArcLight in connection with its energy investments. Prior to his consultancy with ArcLight, Mr. Bergstrom worked from 1986 to 2002 for Natural Gas Clearinghouse, which became Dynegy Inc. Mr. Bergstrom acted in various capacities at Dynegy, ultimately serving as President and Chief Operating Officer. Mr. Bergstrom earned a Bachelor of Science in Industrial Administration from Iowa State University.

Scott Sheffield

Mr. Sheffield is chairman and chief executive officer of Pioneer Natural Resources Company. Mr. Sheffield has served as chief executive officer since August 1997 and assumed the position of chairman of the board of directors in August 1999. He was president of the company from August 1997 to November 2004. Sheffield was the chairman of the board of directors and chief executive officer of Parker & Parsley, a predecessor company of Pioneer Natural Resources Company, from January 1989 until August 1997. Sheffield joined Parker & Parsley as a petroleum engineer in 1979, was promoted to vice president—engineering in September 1981, was elected president and a director in April 1985, and became Parker & Parsley’s chairman of the board and chief executive officer in January 1989. Sheffield also serves as a director of Santos Limited, an Australian exploration and production company. Sheffield is a distinguished graduate of The University of Texas with a Bachelor of Science degree in Petroleum Engineering.

William Spence

Mr. Spence is chairman, president and chief executive officer of PPL Corporation, one of the largest companies in the U.S. utility sector. The PPL family of companies delivers electricity and natural gas to approximately 10 million customers in the United States and the United Kingdom. Prior to his appointment as chairman in April 2012, Mr. Spence was named chief executive officer and appointed to the board of directors of PPL Corporation in November 2011. Previously, he was named president and chief operating officer of PPL Corporation in July 2011, and served as executive vice president and chief operating officer since June of 2006. Prior to joining PPL, Mr. Spence had 19 years of service with Pepco Holdings, Inc. and its heritage companies, Delmarva Power and Conectiv, where he held a number of senior management positions. Mr. Spence currently serves on the board of the Electric Power Research Institute. He also serves as a member of the executive committee of the Edison Electric Institute (EEI) and as co-chairman of EEI’s CEO Policy Committee on Reliability and Business Continuity. Mr. Spence earned a bachelor’s degree in petroleum and natural gas engineering from The Pennsylvania State University and a master’s degree in business administration from Bentley College. He is also a graduate of the Executive Development Program at the University of Pennsylvania’s Wharton School and the Nuclear Technology Program of the Massachusetts Institute of Technology.

Williams Recent Business Highlights

The Company notes that, since early July, the Williams management team has announced a series of actions, including its strategic plan, and the Company’s stock has increased in value by approximately 35%.

•	Williams and Williams Partners announced immediate measures designed to enhance their values, strengthen their credit profile and fund the development of a significant portfolio of fee-based growth projects at Williams Partners, while maintaining flexibility as financial and operational plans are being reviewed.

•	Williams Partners expects to implement a Distribution Reinvestment Program (DRIP); Williams intends to reinvest approximately $1.7 billion into Williams Partners through 2017, funded by reduced quarterly cash dividends.

•	Williams Partners announced that it has conditionally committed to execute a new gas gathering agreement with a new producer customer, a private company successor to Chesapeake Energy (NYSE: CHK), in the Barnett Shale. Additionally, Williams Partners and Chesapeake agreed to a revised contract in the Mid-Continent region. Among other benefits, this is expected to reduce customer concentration risk and result in additional drilling and volumes in the basins.

•	Williams and Williams Partners announced that they have agreed to sell the companies’ Canadian businesses to Inter Pipeline Ltd. for combined cash proceeds of $1.35 billion CAD.

•	Williams’ cost reduction initiatives to address the realities of slower growth in key supply areas are on-track, with $55 million in lower adjusted costs for the second quarter of 2016 versus the prior year period despite additional assets being in service.

•	Williams and Williams Partners disclosed a 2017 $3.1 billion growth capital program, approximately three-quarters of which relates to Transco expansions in high growth demand markets under long-term contracts.

Williams (WMB) is a premier provider of large-scale infrastructure connecting North American natural gas and natural gas products to growing demand for cleaner fuel and feedstocks. Headquartered in Tulsa, Okla., Williams owns approximately 60 percent of Williams Partners L.P. (WPZ) (“WPZ”), including all of the 2 percent general-partner interest. WPZ is an industry-leading, large-cap master limited partnership with operations across the natural gas value chain from gathering, processing and interstate transportation of natural gas and natural gas liquids to petchem production of ethylene, propylene and other olefins. With major positions in top U.S. supply basins and also in Canada, WPZ owns and operates more than 33,000 miles of pipelines system wide – including the nation’s largest volume and fastest growing pipeline – providing natural gas for clean-power generation, heating and industrial use. WPZ’s operations touch approximately 30 percent of U.S. natural gas.

Additional Information

Williams intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2016 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2016 ANNUAL MEETING. Investors and security holders should read the proxy statement carefully before making any voting or investment decisions. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

Participants in the Solicitation

Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the matters to be considered at Williams’ 2016 Annual Meeting. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on February 26, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant documents filed with the SEC.

Forward-looking Statements

This communication may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical facts, included in this communication that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	Expected levels of cash distributions by Williams Partners L.P. (“WPZ”) with respect to general partner interests, incentive distribution rights and limited partner interests;

•	Levels of dividends to Williams stockholders;

•	Future credit ratings of Williams and WPZ;

•	Amounts and nature of future capital expenditures;

•	Expansion of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand;

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this communication. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions, including incentive distribution rights, that we expect;

•	Whether Williams is able to pay current and expected levels of dividends;

•	Whether we will be able to effectively execute our financing plan including WPZ’s establishment of a distribution reinvestment plan and the receipt of anticipated levels of proceeds from planned asset sales;

•	Availability of supplies, including lower than anticipated volumes from third parties served by our midstream business, and market demand;

•	Volatility of pricing including the effect of lower than anticipated energy commodity prices and margins;

•	Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and timely execute our capital projects and other investment opportunities in accordance with our forecasted capital expenditures budget;

•	Our ability to successfully expand our facilities and operations;

•	Development of alternative energy sources;

•	Availability of adequate insurance coverage and the impact of operational and developmental hazards and unforeseen interruptions;

•	The impact of existing and future laws, regulations, the regulatory environment, environmental liabilities, and litigation, as well as our ability to obtain permits and achieve favorable rate proceeding outcomes;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings as determined by nationally-recognized credit rating agencies and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions and physical damage to our facilities;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the SEC.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors and security holders not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this communication. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. For a detailed discussion of those factors, see Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K filed with the SEC on February 26, 2016 and in Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q filed on August 2, 2016.

Contact:

The Williams Companies, Inc.

Investor Relations:

John Porter, 918-573-0797

or

Brett Krieg, 918-573-4614

or

Media Relations:

Lance Latham, 918-573-9675

or

Joele Frank, Wilkinson Brimmer Katcher

Dan Katcher, Andrew Siegel or Dan Moore, 212-355-4449